UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 29, 2005


                     GENERAL ENVIRONMENTAL MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)


Nevada                                    33-55254-38           87-0485313
---------------                           -----------           ----------
(State of other jurisdiction      (Commission File Number)    (IRS employer
of incorporation)                                            identification No.)

                    3191 Temple Avenue, Suite 250, Pomona, CA          91768
                    (Address of principal executive offices)        (Zip code)

                                 (909) 444-9500
              (Registrant's telephone number, including area code)

                              ULTRONICS CORPORATION
                            Former name of Registrant


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 2 pages.

Item 9.01 Financial Statements and Exhibits

     a. Financial statements of businesses acquired

          The financial statements that are required pursuant to this Item 9.01 have been delayed due to a longer than anticipated time to collect the records of a business previously acquired by the Registrant. It is anticipated that the required financial statements will be filed by amendment by the end of the second quarter of 2005.

     b. Pro forma financial information

         The pro forma financial information that is required pursuant to this
Item 9.01 will have been delayed due to a longer than anticipated time to collect the records of a business previously acquired by the Registrant. It is anticipated that the required pro- forma financial statements will be filed by amendment by the end of the second quarter of 2005.

   c.   Exhibits

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENERAL ENVIRONMENTAL MANAGEMENT, INC.


Date: April 29, 2005               By:  /s/ Timothy J. Koziol
                                        -------------------------
                                   Timothy J. Koziol,  Chief Executive Officer